EQUITY	3 Months Ended
Jun. 30, 2013
Equity [Abstract]
EQUITY

5.	EQUITY

During the nine months ended June 30, 2013 the Company sold 1,300,000 shares of common stock for $325,000.

On June 5, 2013, the Company effectuated a forward stock split (the “Forward Split”) of its issued and outstanding common shares whereby every one (1) old share of the Company’s common stock was exchanged for four (4) new shares of the Company's common stock. As a result, the issued and outstanding shares of the Company’s common stock as of the Record Date, May 17, 2013, increased from 58,568,404 shares prior to the Forward Split to 234,273,616 shares following the Forward Split. FINRA confirmed approval of the Forward Split on June 4, 2013, payable as a dividend to shareholders, and the Forward Split became effective on June 5, 2013. All share and per share amounts have been adjusted retroactively to the first day of the first period presented in the accompanying consolidated financial statements.